Exhibit 99.1

BROOKRIDGE FUNDING LLC
FINANCIAL STATEMENTS
DECEMBER 31, 2008

TABLE OF CONTENTS

Page(s)

INDEPENDENT AUDITOR'S REPORT		i

FINANCIAL STATEMENTS

EXHIBIT A	Balance Sheet as of December 31, 2008	ii

EXHIBIT B	Statement of Income for the year ended December 31, 2008	iii

EXHIBIT C	Statement of Changes in Members' Capital for the year ended December 31, 2008	iv

EXHIBIT D	Statement of Cash Flows for the year ended December 31, 2008	v

EXHIBIT E	Notes to Financial Statements	vi-vii

INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTAL INFORMATION		viii

Schedule 1	Schedule of Operating Expenses for the year ended December 31, 2008	ix

i

INDEPENDENT AUDITOR’S REPORT

To the Members
Brookridge Funding LLC
Danbury, Connecticut

We have audited the accompanying balance sheet of Brookridge Funding LLC (a Delaware Limited Liability Company), as of December 31, 2008 and the related statements of income, changes in members’ capital and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brookridge Funding LLC as of December 31, 2008, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Reynolds & Rowella, LLP

Ridgefield, Connecticut
February 13, 2009

EXHIBIT A
BROOKRIDGE FUNDING LLC
BALANCE SHEET
DECEMBER 31, 2008

2008
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$739,303
Factored accounts receivable and purchase orders funded, less reserve for doubtful accounts of $54,604	1,627,359
Fees receivable	98,707
TOTAL CURRENT ASSETS	2,465,369

OTHER ASSETS
Loan receivable - related party	619,205

TOTAL ASSETS	$3,084,574

LIABILITIES AND MEMBERS' CAPITAL

CURRENT LIABILITIES
Loan payable	$2,353,081
Factored reserve payable	139,017
Accounts payable	2,813
TOTAL CURRENT LIABILITIES	2,494,911

MEMBERS' CAPITAL	589,663

TOTAL LIABILITIES AND MEMBERS' CAPITAL	$3,084,574

See notes to Financial Statements.

EXHIBIT B
BROOKRIDGE FUNDING LLC
STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2008

2008
REVENUES
Fee income	$1,127,227
Brookridge Trade Finance management fee	355,168
Other	7,400
Interest income	11,902

TOTAL INCOME	1,501,697

Operating expenses	1,194,190

NET INCOME	$307,507

See notes to Financial Statements.

EXHIBIT C

BROOKRIDGE FUNDING LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
FOR THE YEAR ENDED DECEMBER 31, 2008

2008

MEMBERS' BEGINNING CAPITAL	$282,156

Net income	307,507

MEMBERS' ENDING CAPITAL	$589,663

See notes to Financial Statements.

v

EXHIBIT D

BROOKRIDGE FUNDING LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2008

2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$307,507
Adjustments to reconcile net income to net cash flows
provided by operating activities:
Changes in assets and liabilities:
Decrease in assets -
Other assets	2,000
Fees receivable	1,081
Decrease in liabilities -
Accrued expenses	(963)
Factored reserve payable	(107,160)
NET CASH PROVIDED BY OPERATING ACTIVITIES	202,465

CASH FLOWS FROM INVESTING ACTIVITIES:
Factored accounts receivable and purchase orders funded	1,756,705
Loan receivable - related party	(619,205)
NET CASH PROVIDED BY INVESTING ACTIVITIES	1,137,500

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments of long-term debt	(796,919)
NET CASH USED IN FINANCING ACTIVITIES	(796,919)

NET INCREASE IN CASH	543,046

CASH AT BEGINNING OF THE YEAR	196,257

CASH AT END OF THE YEAR	$739,303

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$482,331

See notes to Financial Statements.

EXHIBIT E
BROOKRIDGE FUNDING LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Brookridge Funding LLC (the "Company") was organized in the state of Delaware and began operations on December 22, 2004 for the purpose of investing in secured transactions.  The Company provides commercial accounts receivable factoring and purchase order funding services.  The Company’s clients are located throughout the United States.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers highly liquid investments with a maturity of three months or less to be cash equivalents.  In the normal course of business, the Company may maintain cash held at financial institutions in excess of the insured limit of $100,000.  The Company does not believe it is exposed to any significant credit risk related to cash.

Revenue Recognition

The Company provides factoring of accounts receivable as well as purchase order funding.  The Company receives a fee for providing this service.  Revenue is recognized when the money is advanced to the customer.

The Company also receives a management fee which is recognized when earned.

Allowance for Doubtful Accounts

Factored accounts receivables and purchase order fundings are carried at original amount less an estimate of allowance for doubtful accounts based on a monthly review of all outstanding amounts.  Management determines the allowance for doubtful accounts by identifying troubled accounts and by using historical experience applied to an aging of accounts.  Factored accounts receivables and purchase order fundings are written off when deemed uncollectible.  Recoveries of receivables and purchase orders previously written off are recorded as income when received.

EXHIBIT E
BROOKRIDGE FUNDING LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

The Company is not a taxpaying entity for federal income tax purposes, and thus no provision for income taxes has been recognized.  Income of the Company is taxed to partners in their respective returns.

Members’ Capital

The Members’ Capital account consists of investments by the members.

NOTE 2 – RELATED PARTY TRANSACTIONS

Loan receivable – related party is a loan receivable from Fairfield Factors, LLC (“Fairfield”).  Both the Company and Fairfield have a common owner.  The loan is payable by December 31, 2010 with interest at 3% and is unsecured.

The Company has a management agreement with Brookridge Funding Corporation where the Company pays a management fee monthly for services provided by Brookridge Funding Corporation. The Corporation has the same common owners as the Company.

NOTE 3 – LOAN PAYABLE

During 2006, the Company entered into a $3,150,000 note at 16% interest.  It is collateralized by substantially all of the assets of the Company as well as personal guarantees of the Partners.  At December 31, 2008, the amount outstanding was $2,353,081.

NOTE 4 – FEES RECEIVABLE

The Company receives a management fee from Brookridge Trade Finance for managing the business it refers.  The Company refers business to this entity and is entitled to a fee equal to 1/12th of 1% of ending total assets of the entity at the end of each calendar month.  The Company is also entitled to a profit sharing fee of 50% of the net profit in excess of a 15% hurdle rate, defined by the agreement, and in excess of a high water mark, defined by the agreement, of the entity at the end of each quarter.

INDEPENDENT AUDITOR’S REPORT ON SUPPLEMENTAL INFORMATION

To the Members
Brookridge Funding LLC
Danbury, Connecticut

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole.  The schedule of operating expenses is presented for purposes of additional analysis and are not a required part of the basic financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

/s/ Reynolds & Rowella, LLP

Ridgefield, Connecticut
February 13, 2009

Schedule 1

BROOKRIDGE FUNDING LLC
SCHEDULE OF OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2008

Management fees	$619,300
Commissions	48,475
Professional fees	43,634
Miscellaneous	450
Interest expense	482,331

$1,194,190

See auditor's report.

x

Schedule 1

BROOKRIDGE FUNDING LLC
SCHEDULE OF OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2008

Management fees	$619,300
Commissions	48,475
Professional fees	43,634
Miscellaneous	450
Interest expense	482,331

$1,194,190

See auditor's report.